UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2026

MIND Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Timberloch Place, Suite 400 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-353-4475 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

On Juily 22, 2026, at the 2026 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of MIND Technology, Inc., a Delaware corporation (the “Company”), stockholders were requested to (1) elect five individuals to serve on the Board of Directors of the Company until the next annual meeting of stockholders, each until their respective successors are duly elected and qualified; (2) approve an amendment to the MIND Technology, Inc. Amended and Restated Stock Awards Plan (the “Plan” or the “Stock Awards Plan”) to increase the number of shares authorized for issuance by 400,000 shares (the “Sixth Amendment”); (3) approve, on an advisory basis, Named Executive Officer compensation; and (4) ratify the selection by the Audit Committee of the Board of Directors of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027. Each proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on May 30, 2026.

The results of voting on the proposals submitted to vote of the Company's stockholders are set forth below.

1.    The election of five individuals to serve on the Board of Directors until the next annual meeting of stockholders, to hold office until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	1,238,420	1,173,819	3,479,078
Robert P. Capps	1,334,365	1,077,874	3,479,078
William H. Hilarides	1,313,176	1,099,063	3,479,078
Thomas S. Glanville	1,315,132	1,097,107	3,479,078
Alan P. Baden	1,316,768	1,095,471	3,479,078

2.	The approval of the Sixth Amendment to the Stock Awards Plan:

Voted For	Voted Against	Abstentions	Broker Non-Votes
1,242,540	1,115,811	53,886	3,479,078

3.	The approval, on an advisory basis, of Named Executive Officer compensation:

Voted For	Voted Against	Abstentions	Broker Non-Votes
1,243,941	1,107,886	60,410	3,479,078

4.	The ratification of the selection of Baker Tilley US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2027:

Voted For	Voted Against	Abstentions	Broker Non-Votes
5,539,605	251,908	99,804	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

July 23, 2026	By:	/s/ Robert P. Capps
Name: Robert P. Capps
Title: President and Chief Executive Officer